SUPPLEMENT DATED MARCH 18, 2009 TO PROSPECTUSES DATED MAY 1, 2008, AS

SUPPLEMENTED FOR

Variable Life Select (“VLS”) 1, 2

Variable Life Plus (“VLP”) 1, 3

1	This product is no longer available for sale.
2	Issued by MassMutual in New York and Puerto Rico and by MML Bay State Life Insurance Company (“MML Bay State”) in all other jurisdictions.
3	Issued by MassMutual in New York and by MML Bay State in all other jurisdictions.

The footnote below is added to the MML Money Market Fund (Initial Class) Management Fee shown in the table under the heading “Investment Management Fees and Other Expenses”.

MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

There are no other changes being made at this time. Please retain this supplement for future reference.

March 18, 2009	Li4008_08_2